                                 (cover letter)


                                AIM INTERMEDIATE
                                GOVERNMENT FUND


[AIM LOGO APPEARS HERE]            ANNUAL REPORT               DECEMBER 31, 1997

(cover photo)

                    ----------------------------------------

                                AIM INTERMEDIATE

                                 GOVERNMENT FUND

                                For shareholders

                                    who seek

                                 a high level of

                                 current income

                          and relative price stability.

                               The Fund invests in

                                   a portfolio

                         of U.S. government securities.

                    ----------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Intermediate Government Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year (since 8/4/97), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o During the year ended 12/31/97, the Fund paid distributions on Class A, Class B, and Class C shares of $0.63, $0.55 and $0.23 per share, respectively.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Brothers Intermediate Government Bond Index is an unmanaged composite generally considered representative of intermediate U.S. Treasury and U.S. Government agency securities.
o The unmanaged Lipper Intermediate U.S. Government Funds Index represents an average of the performance of the largest government securities funds. It is compiled by Lipper Analytical Services, Inc., an independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.
o The Salomon Brothers Mortgage Index is the mortgage component of the Salomon Brothers Broad Investment-Grade Bond Index. It is composed of 30- and 15-year Government National Mortgage Assn., Federal Home Loan Mortgage Corp., and Federal National Mortgage Assn. Securities.
o The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
           ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
              INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter




                   Dear Fellow Shareholder:

                   1997 proved an eventful year in securities markets. The Dow
  [PHOTO OF        Jones Industrial Average reached its all-time high--and also
 Charles T.        had its largest one-day point drop ever, though not its
   Bauer,          largest percentage drop. Volatility was unabated, and we
Chairman of        experienced the first 10% stock market correction in the U.S.
the Board of       since 1991.
  THE FUND             Never dull and occasionally unsettling, 1997 was also a
APPEARS HERE]      very good year for many investments. For an unprecedented
                   third year in a row, domestic equities rose more than 20%.
                   Late in the year, in the uncertainty brought on by events in Asia, bond markets, especially the U.S. Treasury market, fulfilled their usual role as relative safe havens, and a bull market in bonds took hold. Overseas, though Asian markets plummeted, Europe thrived.
                       Market expectations performed an about-face during the
                   year. Worry about the inflationary potential of vigorous economic growth became concern about the potential negative impact of Asia's financial crisis. At fiscal year end, there was no consensus about how serious or widespread this impact would be.
   An interview with your Fund's managers appears on the following pages. They discuss their investment strategies, how your Fund performed in this context, and their outlook for the future.
   In uncertain times like these, your financial consultant remains your best source for information on market trends and for advice on how to invest strategically rather than emotionally. We encourage you to visit your financial consultant regularly to make sure your chosen investments still suit your goals, risk tolerance, and time horizon.

INVESTOR EDUCATION EVENTS
In addition to professional guidance, every investor needs fundamental information about the saving and investing choices offered by the marketplace. AIM has always championed investor education, convinced a more knowledgeable shareholder is a better customer. A great deal of investment information will be available during two upcoming events, and we hope our shareholders will participate in and learn from them to the greatest extent possible.
   First, from March 29 through April 4, the Securities and Exchange Commission
(SEC) will sponsor Saving and Investing Education Week. As the SEC points out, financial markets are more stable when investors are confident in them, and knowledge is a major confidence builder. The week's theme is "Get the facts. It's your money. It's your future." The aim is to inform citizens about the saving and investment possibilities available and to build understanding about how one's financial needs and goals change throughout one's life. The week's awareness and education events will culminate with a national investors town meeting at satellite-linked locations across the nation. You can find out more from the SEC's Web site at www.sec.gov.
   The second event concerns citizens' financial planning for retirement, a subject of growing urgency as the population ages and the solvency of the Social Security system is increasingly debatable. In July, the first National Summit on Retirement Savings will be held at the White House. Under the auspices of the Department of Labor, working through public-private partnership, the summit's goal is to advance the public's knowledge of retirement savings through development of a broad-based education program and to develop recommendations for public/private action to promote private retirement savings among American workers.
   Look for further information on both of these investor education events in the national and local press.
   We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have questions or comments. Automated information about your account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Account information and much more can be found on our Web site, www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                    ------------------------------------------
                         In uncertain times like these,

                            your financial consultant

                            remains your best source

                        for information on market trends

                                and for advice on

                           how to invest strategically

                            rather than emotionally.
                    ------------------------------------------

The Managers' Overview

FUND PROVIDES ATTRACTIVE CURRENT INCOME
AND RELATIVE STABILITY DESPITE MARKET VOLATILITY

A roundtable discussion with the Fund management team for AIM Intermediate Government Fund for the fiscal year ended December 31,1997.
--------------------------------------------------------------------------------
Q. ALTHOUGH FINANCIAL MARKETS WERE TURBULENT IN 1997, IT WAS A GOOD YEAR FOR BONDS. WHAT CONTRIBUTED TO THEIR PERFORMANCE?

A. The major factor determining Treasury performance was the lowering of inflation expectations. Inflation and price data were positive all year, and much of the positive performance by bonds occurred during the second half of 1997 as it became evident that the Federal Reserve Board (the Fed) was showing no signs of tightening monetary policy. During the fourth quarter, Treasury prices edged higher as all focus was on trouble abroad and its potentially positive effect on inflation and growth.

================================================================================
CURRENT YIELD COMPARISON
--------------------------------------------------------------------------------
As of 12/31/97

Fund Class A 30-Day SEC Yield       5.71%

2-Year U.S. Treasury Note           5.65%

6-Month CD                          4.50%


5.22% was the 30-day yield for the Fund's Class B and Class C shares. Government securities, such as U.S. Treasury bills, notes, and bonds offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Bank certificates of deposit, which are insured by the FDIC for up to $100,000, are short-term investments that pay fixed principal and interest, but are subject to fluctuating rollover rates and early withdrawal penalties. CD income is calculated using the six-month annualized average monthly CD rate reported by the Bank Rate Monitor. Fund shares are not insured, and their value will vary with market conditions.
================================================================================

Q.  HOW DID THE FUND DO IN THIS ENVIRONMENT?

A. Your Fund continued to provide attractive yields compared to the appropriate benchmarks. As of December 31,1997, the Fund's 30-day SEC yield was 5.71% on Class A shares and 5.22% for Class B and Class C shares, compared to a 5.65% yield for two-year Treasury notes. The Fund's 30-day distribution rate was 6.66% (Class A shares) 5.84% (Class B shares), and 5.85% (Class C shares).
         In addition, the Fund's Class A shares had an annual price volatility of 3.8%, less than that of the five-year Treasury note, which had volatility of 3.97%.
         The Fund's average annual total return for Class A shares was 9.07%, outpacing the 8.22% total return of comparable funds in the Lipper Intermediate U.S. Government Funds Index. Average annual total return for Class B shares was 8.16%. Class C shares produced cumulative total return of 3.64% from their inception 8/4/97 through 12/31/97.

Q. THE REPORTING PERIOD WAS CHARACTERIZED BY LOW INFLATION, LOW INTEREST RATES AND A VOLATILE STOCK MARKET. HOW DID THOSE FACTORS AFFECT BOND INVESTMENTS?

A. News at mid-year that the Consumer Price Index had risen 0.1%--half the increase expected by analysts--combined with a record six consecutive declines in producer prices, encouraged the Fed to avoid tightening monetary policy. Borrowing costs actually declined slightly during the remainder of the year as inflation levels remained low. In addition, investors looking for greater diversification amid the volatility of the stock market turned to bonds.

Q.  WHAT ADJUSTMENTS DID THE FUND MAKE IN THE PORTFOLIO OVER THE PAST 12 MONTHS?

A. The largest single investment category in the Fund's portfolio is mortgage-backed obligations. The mortgage index staged another very strong performance in 1997, beating duration-matched Treasuries by over 1.3%, after outperforming in 1996 by over 1%. Despite falling U.S. interest rates, the mortgage-backed obligations sector performed well as prepayments remained tame and volatility declined. Despite the fact that interest rates generally declined during 1997, particularly during the second half of the year, prepayments were generally muted in 1997. The 30-year mortgage rate began the year at 7.67%, gradually fell most of the year, and reached a level of 6.99% by the end of December.
         Demand from a broader investor base re-emerged in the mortgage market in 1997, another positive contributor to performance.
         All of this outperformance came in the first half of the year. During the second half of the year, as expectations of lower inflation and lower interest rates began to be prominent in the market, the Fund moved to reduce mortgage exposure in anticipation of an increase in mortgage prepayments and refinancings.
         The Fund also positioned itself for the continued flattening of the yield curve by pursuing a barbell strategy of holding both short- and long-dated securities. The benchmark 30-year Treasury yield declined 72 basis points to 5.92%, and the curve from the two-year Treasury note to the 30-year Treasury bond flattened 49 basis points to end the year at 28 basis points. (A basis point is one one-hundredth of a percentage point.) Two main factors contributing to the flattening were:


          See important fund and index disclosures inside front cover.

================================================================================
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As of 12/31/97

Mortgage-Backed Obligations     57.4%

U.S. Treasury Obligations       23.5%

U.S. Agency Obligations         10.4%

Cash Equivalents                 8.7%
================================================================================


================================================================================
BREAKDOWN OF
MORTGAGE-BACKED OBLIGATIONS
--------------------------------------------------------------------------------
Government National Mortgage Assn.           42.97%
Federal National Mortgage Assn.              38.86
Federal Home Loan Mortgage Corp.             18.17

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

first, data showing decreasing inflation in the U.S., and second, money moving from emerging markets into long-term U.S. Treasury securities. The barbell portfolio structure was well suited to this environment.

Q. DO YOU THINK MORTGAGE RE-FINANCINGS WILL HAVE A NEGATIVE IMPACT ON FUND PERFORMANCE IN COMING MONTHS?

A. Thus far the impact has been minimal for three reasons. First, well over half the mortgage-backed securities held by the Fund are owned below par, which means we will realize a gain when mortgage refinancings occur on these securities. Second, the last time we saw an environment like today's was in 1993. At that time it made sense for 75% of homeowners' existing mortgages to be refinanced. Today estimates are that it makes sense for only 30% of existing mortgages to be refinanced. Finally, and even more important, many of the refinancings thus far this year have been of adjustable rate mortgages taken out in 1993, and the Fund does not hold any adjustable rate mortgages.
         Although we currently do not expect prepayments to reach 1993 levels, we are cautiously monitoring the market as a significant further drop in the 10-year Treasury could ignite a further wave of homeowners to refinance.

Q. WAS THERE ANY IMPACT ON THE FUND FROM THE DECLINE IN LONG-TERM INTEREST RATES LATE IN 1997?

A. The Fund was positively affected by the decline in long-term interest rates. Although the Fund maintains an average maturity of between three and 10 years, the Fund held a core position of long-maturity Treasury securities. Thirty-year securities had a total return of 15.42% for 1997.

Q. WHAT IMPORTANCE DOES DIVERSIFICATION PLAY IN THE COMPOSITION OF THE FUND'S PORTFOLIO?

A. The Fund invests only in debt securities issued, guaranteed or backed by the U.S. government and its agencies. However, within those parameters, achieving diversification of the Fund's portfolio is a key to successful performance.
         Having broad exposure among different government markets allows us to participate in those areas that are performing best. For instance, in 1993, the intermediate Treasury market outperformed the mortgage market by about 2.6%. In 1994, there was almost an exact reversal of performance in those two markets. In 1995 and 1996, those two sectors had similar returns. And in 1997, the mortgage market outperformed again by about 1.3%.
         The emphasis in the portfolio is to fine tune the amount allocated to each of those sectors, but to always maintain a significant allocation to all sectors of the government market.

Q. THE FUND IS A LITTLE OVER 10 YEARS OLD. HAS ITS INVESTMENT STRATEGY CHANGED SINCE ITS INCEPTION?

A. The Fund's investment strategy remains the same as it was a decade ago--to offer a balanced investment approach by striving to provide greater consistency and lower volatility than benchmarks like the Salomon Brothers Mortgage Index. While the Fund maintains an average maturity of less than 10 years, the Fund's goal is to compete with the yield of the 30-year Treasury bond while maintaining the lower volatility of the five-year Treasury note. The Fund's Class A shares achieved that goal in 1997.

Q.  WHAT IS YOUR OUTLOOK FOR THE GOVERNMENT BOND MARKET?

A. 1997 was the year of what Fed Chair-man Alan Greenspan dubbed "the new paradigm": strong growth, high productivity, full employment, and low inflation. 1998 brings new challenges as the market begins to question whether most of the good news is behind us and how much longer this ideal environment can last.
         On the positive side for the bond market, the financial difficulties Asian countries are experiencing is ultimately deflationary, with higher trade deficits and downward pressure on wages, especially in the manufacturing sector. It is too early to tell how big the deflationary impact will be on the U.S. The vastly improved U.S. budget deficit is more good news for the market as we can expect reduced Treasury supply.On the negative side, the unemployment rate is continuing to decline, which tradition-ally has signaled inflation. At a minimum, the effects of Asian developments will not be apparent for several months and the Fed will probably remain prudent in leaving rates unchanged until the effects are known.

          See important fund and index disclosures inside front cover.

Long-Term Performance

AIM INTERMEDIATE GOVERNMENT FUND VS. BENCHMARK INDEX

The chart below compares your Fund's Class A shares to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the government bond market over the period 4/28/87-12/31/97. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Lehman Intermediate Government Bond Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.


GROWTH OF A $10,000 INVESTMENT

4/28/87-12/31/97
(In thousands)
================================================================================
     AIM Intermediate Government        Lehman Brothers Intermediate
         Fund, Class A Shares               Government Bond Index
--------------------------------------------------------------------------------

4/28/97        $9,524                              $10,000

12/87           9,922                               10,683

12/88          10,560                               11,202

12/89          11,752                               12,421

12/90          12,855                               13,831

12/91          14,524                               15,470

12/92          15,432                               17,014

12/93          16,524                               18,247

12/94          15,955                               18,040

12/95          18,552                               20,484

12/96          18,989                               21,218

12/97          20,711                               22,770
================================================================================

Past performance cannot guarantee comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/97, including sales charges

CLASS A SHARES

  1 Year                      3.92%*
  5 Years                     5.03
 10 Years                     7.12
Inception (4/28/87)           7.06

*9.07% excluding sales charge

CLASS B SHARES

  1 Year                      3.16%**
Inception (9/7/93)            4.20

**8.16% excluding CDSC

CLASS C SHARES

Inception (8/4/97)            2.64%***

***Total return provided is cumulative
total return that has not been annualized.
================================================================================

Source: Towers Data Systems HYPO --Registered trademark--; Lehman Brothers. Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of the index cited on this page, please refer to the inside front cover.

                                                               For Consideration


THE ROTH IRA: THE POWER TO KEEP MORE

Contribute After-Tax Dollars Now . . . So You Can Get Federally Tax-Free Savings Later

    A new and potentially more powerful type of IRA--the Roth IRA--became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.
         Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS

o Of earnings after five years. Earnings on your Roth IRA are federally tax-free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).

o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU

    Here's an example of how you may take full advantage of a Roth IRA. You are 39 1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59 1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT

    Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:
         You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.
         You cannot convert to a Roth IRA if you are married and file your tax return separately, or if your annual gross income is over $100,000.

================================================================================
SOME ROTH IRA CONVERSION
GUIDELINES
--------------------------------------------------------------------------------
If you can check most of these boxes, converting your Traditional IRA to a Roth IRA may make sense for you.

o You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.

o You have 10 years or more before you retire. The longer you invest tax-free, the more you benefit.

o Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.

o You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.

o You want to keep making contributions after age 70 1/2 and may wish to pass your IRA assets on to your heirs after your death.

================================================================================
ROTH IRA     (graphic)
Calculator &
Analyzer

    The Roth IRA Analyzer & Calculator at AIM's Internet Web site-- www.aimfunds.com-- can help you determine your IRA eligibility status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY
INFORMED ONE

    Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.


This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

SCHEDULE OF INVESTMENTS

December 31, 1997

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
U.S. GOVERNMENT AGENCY SECURITIES-78.59%

FEDERAL HOME LOAN BANK-4.73%

Debentures
  5.97%, 12/11/00                  $ 5,000,000   $    5,023,950
---------------------------------------------------------------
  7.31%, 07/06/01                    4,000,000        4,184,040
---------------------------------------------------------------
  7.36%, 07/01/04                    2,800,000        3,007,676
---------------------------------------------------------------
                                                     12,215,666
---------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC")-12.08%

Pass through certificates
  9.00%, 12/01/05 to 04/01/25        8,165,358        8,644,311
---------------------------------------------------------------
  8.00%, 07/01/06 to 12/01/06           29,966           30,968
---------------------------------------------------------------
  8.50%, 07/01/07 to 12/01/08        4,956,860        5,221,726
---------------------------------------------------------------
  10.50%, 09/01/09 to 01/01/21       2,991,415        3,294,400
---------------------------------------------------------------
  7.00%, 11/01/10 to 04/01/11        2,065,329        2,107,877
---------------------------------------------------------------
  6.50%, 02/01/11                    4,314,857        4,343,162
---------------------------------------------------------------
  10.00%, 11/01/11 to 02/01/16          37,850           41,059
---------------------------------------------------------------
  12.00%, 02/01/13                      24,920           28,487
---------------------------------------------------------------
  9.50%, 04/01/25                    7,005,688        7,525,573
---------------------------------------------------------------
                                                     31,237,563
---------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")-33.20%

Debentures
  8.625%, 11/10/04                   3,500,000        3,655,785
---------------------------------------------------------------
  8.50%, 02/01/05                    4,500,000        4,709,745
---------------------------------------------------------------
  7.875%, 02/24/05                   3,000,000        3,325,620
---------------------------------------------------------------
Medium term notes
  5.97%, 07/31/00                    6,000,000        6,024,660
---------------------------------------------------------------
Pass through certificates
  6.24%, 02/01/06                    4,418,679        4,441,479
---------------------------------------------------------------
  8.50%, 01/01/07 to 03/01/07           36,079           37,488
---------------------------------------------------------------
  6.625%, 02/01/07                   4,466,185        4,620,491
---------------------------------------------------------------
  7.50%, 06/01/10 to 03/01/27       29,622,511       30,434,149
---------------------------------------------------------------
  7.00%, 05/01/11 to 10/01/12       11,489,189       11,684,575
---------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22        3,004,005        3,234,923
---------------------------------------------------------------
  8.00%, 04/01/25 to 07/01/26       11,933,045       12,363,889
---------------------------------------------------------------
STRIPS(a)
  7.37%, 10/09/19                    5,000,000        1,305,900
---------------------------------------------------------------
                                                     85,838,704
---------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  ("GNMA")-28.58%

Pass through certificates
  9.00%, 10/15/08 to 06/15/21      $ 6,514,942   $    7,076,255
---------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23        8,033,006        8,736,245
---------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24       4,076,462        4,457,737
---------------------------------------------------------------
  11.00%, 12/15/09 to 12/15/15         190,254          213,174
---------------------------------------------------------------
  13.50%, 07/15/10 to 04/15/15         435,562          516,352
---------------------------------------------------------------
  12.50%, 11/15/10                     217,080          252,965
---------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15         421,209          493,168
---------------------------------------------------------------
  12.00%, 01/15/13 to 07/15/15         742,181          850,681
---------------------------------------------------------------
  10.50%, 07/15/13 to 02/15/16         241,000          266,606
---------------------------------------------------------------
  8.00%, 03/15/23 to 06/15/27        6,200,612        6,441,766
---------------------------------------------------------------
  6.50%, 01/22/28 TBA(b)            45,000,000       44,585,159
---------------------------------------------------------------
                                                     73,890,108
---------------------------------------------------------------
    Total U.S. Government Agency
      Securities                                    203,182,041
---------------------------------------------------------------

U.S. TREASURY SECURITIES-27.18%

U.S. Treasury Notes & Bonds-25.73%
  5.625%, 11/30/99                   6,000,000        5,997,360
---------------------------------------------------------------
  6.125%, 12/31/01                  10,000,000       10,140,200
---------------------------------------------------------------
  6.00%, 07/31/02                    5,000,000        5,056,000
---------------------------------------------------------------
  7.00%, 07/15/06                    4,000,000        4,319,520
---------------------------------------------------------------
  6.125%, 08/15/07                  14,500,000       14,906,290
---------------------------------------------------------------
  7.25%, 05/15/16                    6,500,000        7,404,345
---------------------------------------------------------------
  7.50%, 11/15/16                    5,500,000        6,420,370
---------------------------------------------------------------
  8.125%, 08/15/19                   4,000,000        5,008,120
---------------------------------------------------------------
  6.375%, 08/15/27                   2,500,000        2,638,350
---------------------------------------------------------------
  6.125%, 11/15/27                   4,500,000        4,625,055
---------------------------------------------------------------
                                                     66,515,610
---------------------------------------------------------------

U.S. Treasury STRIPS(a)-1.45%

  6.77%, 11/15/08                    4,000,000        2,116,240
---------------------------------------------------------------
  6.79%, 11/15/18                    5,750,000        1,640,705
---------------------------------------------------------------
                                                      3,756,945
---------------------------------------------------------------
    Total U.S. Treasury
      Securities                                     70,272,555
---------------------------------------------------------------
    Total Investments (excluding
      Repurchase Agreement)                         273,454,596
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
REPURCHASE AGREEMENT-10.09%(c)

Goldman Sachs & Co., 6.53%,
  01/02/98(d)                      $26,089,190   $   26,089,190
---------------------------------------------------------------
TOTAL INVESTMENTS-115.86%                           299,543,786
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(15.86%)                              (41,000,580)
---------------------------------------------------------------
NET ASSETS-100.00%                               $  258,543,206
===============================================================

Notes to Schedule of Investments:

(a) STRIPS are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) At 12/31/97, the cost of securities purchased on a when-issued basis totalled $44,354,688. These securities are also subject to dollar roll transactions. See Note I section C of Notes to Financial Statements.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 12/31/97 with a maturing value of $900,326,500. Collateralized by $856,643,000 U.S. Government obligations, 0% to 14% due 01/08/98 to 08/15/23 with an aggregate market value at 12/31/97 of $918,902,583.

Abbreviations:

TBA -- To Be Announced

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS:

Investments, at market value (cost
  $290,539,341)                              $299,543,786
---------------------------------------------------------
Receivables for:
  Fund shares sold                              1,820,448
---------------------------------------------------------
  Interest                                      2,545,894
---------------------------------------------------------
Investment for deferred compensation plan          27,011
---------------------------------------------------------
Other assets                                      229,658
---------------------------------------------------------
    Total assets                              304,166,797
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        44,354,688
---------------------------------------------------------
  Fund shares reacquired                          410,205
---------------------------------------------------------
  Dividends                                       406,499
---------------------------------------------------------
  Deferred compensation plan                       27,011
---------------------------------------------------------
Accrued advisory fees                             104,069
---------------------------------------------------------
Accrued administrative service fees                 5,387
---------------------------------------------------------
Accrued distribution fees                         203,620
---------------------------------------------------------
Accrued transfer agent fees                        32,966
---------------------------------------------------------
Accrued operating expenses                         79,146
---------------------------------------------------------
    Total liabilities                          45,623,591
---------------------------------------------------------
Net assets applicable to shares outstanding  $258,543,206
=========================================================

NET ASSETS:

Class A                                      $167,426,799
=========================================================
Class B                                      $ 89,265,162
=========================================================
Class C                                      $  1,851,245
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        17,706,225
=========================================================
Class B                                         9,436,436
=========================================================
Class C                                           196,010
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $       9.46
=========================================================
  Offering price per share:
    (Net asset value of $9.46 divided
     by 95.25%)                              $       9.93
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       9.46
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $       9.44
=========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:

Interest                                      $19,191,667
---------------------------------------------------------

EXPENSES:

Advisory fees                                   1,174,166
---------------------------------------------------------
Administrative service fees                        70,736
---------------------------------------------------------
Custodian fees                                     51,111
---------------------------------------------------------
Distribution fees -- Class A                      405,373
---------------------------------------------------------
Distribution fees -- Class B                      810,246
---------------------------------------------------------
Distribution fees -- Class C                        3,829
---------------------------------------------------------
Interest (Note C)                                 278,331
---------------------------------------------------------
Transfer agent fees -- Class A                    241,066
---------------------------------------------------------
Transfer agent fees -- Class B                    120,445
---------------------------------------------------------
Transfer agent fees -- Class C                        565
---------------------------------------------------------
Trustees' fees                                      9,912
---------------------------------------------------------
Other                                             166,284
---------------------------------------------------------
    Total expenses                              3,332,064
---------------------------------------------------------
Less: Expenses paid indirectly                     (3,621)
---------------------------------------------------------
    Net expenses                                3,328,443
---------------------------------------------------------
Net investment income                          15,863,224
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                      (73,291)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    4,443,700
---------------------------------------------------------
  Net gain on investment securities             4,370,409
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $20,233,633
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997              1996
                                                              ------------      ------------
OPERATIONS:

  Net investment income                                       $ 15,863,224      $ 16,155,081
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities       (73,291)       (4,339,042)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   4,443,700        (6,405,094)
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        20,233,633         5,410,945
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (10,575,295)      (11,114,092)
--------------------------------------------------------------------------------------------
  Class B                                                       (4,595,241)       (3,966,734)
--------------------------------------------------------------------------------------------
  Class C                                                          (19,501)               --
--------------------------------------------------------------------------------------------
Return of capital:
  Class A                                                         (430,314)         (712,857)
--------------------------------------------------------------------------------------------
  Class B                                                         (214,788)         (292,831)
--------------------------------------------------------------------------------------------
  Class C                                                             (713)               --
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (9,731,599)        5,857,162
--------------------------------------------------------------------------------------------
  Class B                                                        8,255,456        20,988,143
--------------------------------------------------------------------------------------------
  Class C                                                        1,834,127                --
--------------------------------------------------------------------------------------------
    Net increase in net assets                                   4,755,765        16,169,736
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          253,787,441       237,617,705
--------------------------------------------------------------------------------------------
  End of period                                               $258,543,206      $253,787,441
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $264,984,880      $265,272,711
--------------------------------------------------------------------------------------------
  Undistributed net investment income                              (32,484)          (19,243)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (15,413,635)      (16,026,772)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               9,004,445         4,560,745
--------------------------------------------------------------------------------------------
                                                              $258,543,206      $253,787,441
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES
AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: the Class A shares, the Class B shares, and the Class C shares. The new Class C shares commenced sales on August 4, 1997. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity date and seasoning differential. Securities for which market prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions described in Note 1 Section "D". On December 31, 1997, $686,428 was reclassified from undistributed net realized gain (loss) to undistributed net investment income as a result of permanent book/tax differences due to the differing book/tax treatment for principal paydown losses on mortgage-backed securities. The Fund incurred a return of capital in the amount of $645,815 that is reflected in the Statement of Changes in Net Assets. These reclassifications were made in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Reverse Repurchase Agreements and Dollar Roll Transactions -- A reverse repurchase agreement involves the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the year ended December 31, 1997 was $20,568,750 while borrowings averaged $6,673,588 per day with a weighted average interest rate of 5.08%.
     The Fund may also engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will limit its borrowings from banks, reverse repurchase agreements and dollar roll transactions to an aggregate of 33 1/3% of its total assets at the time of investment. The Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $15,253,330 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
E. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1997, AIM was reimbursed $70,736 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1997, the Fund paid AFS $213,155 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee by the Class B or Class C shares under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charged received by AIM Distributors related to the Class B shares. During the year ended December 31, 1997, the Class A shares and Class B shares, and the period August 4, 1997 through December 31, 1997 for the Class C shares, the Class A, Class B and Class C shares paid AIM Distributors $405,373, $810,246 and $3,829 respectively, as compensation under the Plans.
  AIM Distributors received commissions of $116,124 from sales of the Class A shares of the Fund during the year ended December 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1997, AIM Distributors received $131,697 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1997, the Fund paid legal fees of $4,849 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES
AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced Fund expenses by $845 during the year ended December 31, 1997. Also during the year ended

December 31, 1997, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $2,756 and $20, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $3,621 during the year ended December 31, 1997.

NOTE 4-TRUSTEES' FEES
Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1997 was $216,459,929 and $234,399,579, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $8,907,017
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (5,411)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $8,901,606
=========================================================

Cost of investments for tax purposes is $290,642,180.

NOTE 7 - SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1997 and 1996 were as follows:

                                 1997                        1996
                       -------------------------   -------------------------
                         SHARES        AMOUNT        SHARES        AMOUNT
                       ----------   ------------   ----------   ------------
Sold:
  Class A               6,693,588   $ 62,348,371    7,920,265   $ 74,033,231
---------------------  -----------------------------------------------------
  Class B               4,448,136     41,365,183    5,052,488     47,193,668
---------------------  -----------------------------------------------------
  Class C*                734,169      6,890,070           --             --
---------------------  -----------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                 953,629      8,857,846    1,025,026      9,536,042
---------------------  -----------------------------------------------------
  Class B                 349,182      3,245,433      314,728      2,925,034
---------------------  -----------------------------------------------------
  Class C*                  1,978         18,637           --             --
---------------------  -----------------------------------------------------
Reacquired:
  Class A              (8,720,230)   (80,937,816)  (8,340,854)   (77,712,111)
---------------------  -----------------------------------------------------
  Class B              (3,920,140)   (36,355,160)  (3,132,635)   (29,130,559)
---------------------  -----------------------------------------------------
  Class C*               (540,137)    (5,074,580)          --             --
---------------------  -----------------------------------------------------
                              175   $    357,984    2,839,018   $ 26,845,305
                       =====================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 8 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during each of the years in the five-year period ended December 31, 1997, for a share of Class B outstanding during each of the years in the four-year period ended December 31, 1997 and the period September 7, 1993 (date sales commenced) through December 31, 1993 and for a share of Class C outstanding during the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                1997         1996        1995        1994        1993
                                                              --------     --------    --------    --------    --------
Net asset value, beginning of period                          $   9.28     $   9.70    $   8.99    $  10.05    $  10.19
------------------------------------------------------------  --------     --------    --------    --------    --------
Income from investment operations:
  Net investment income                                           0.63         0.63        0.69        0.68        0.74
------------------------------------------------------------  --------     --------    --------    --------    --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.18        (0.42)       0.73       (1.02)      (0.04)
------------------------------------------------------------  --------     --------    --------    --------    --------
    Total from investment operations                              0.81         0.21        1.42       (0.34)       0.70
------------------------------------------------------------  --------     --------    --------    --------    --------
Less distributions:
  Dividends from net investment income                           (0.61)       (0.59)      (0.67)      (0.58)      (0.70)
------------------------------------------------------------  --------     --------    --------    --------    --------
  Distributions from net realized gains                             --           --          --       (0.04)      (0.14)
------------------------------------------------------------  --------     --------    --------    --------    --------
  Return of capital                                              (0.02)       (0.04)      (0.04)      (0.10)         --
------------------------------------------------------------  --------     --------    --------    --------    --------
    Total distributions                                          (0.63)       (0.63)      (0.71)      (0.72)      (0.84)
------------------------------------------------------------  --------     --------    --------    --------    --------
Net asset value, end of period                                $   9.46     $   9.28    $   9.70    $   8.99    $  10.05
============================================================  ========     ========    ========    ========    ========
Total return(a)                                                   9.07%        2.35%      16.28%      (3.44)%      7.07%
============================================================  ========     ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $167,427     $174,344    $176,318    $158,341    $139,586
============================================================  ========     ========    ========    ========    ========
Ratio of expenses to average net assets (exclusive of
  interest expense)(b)                                            1.00%(c)(d)  1.00%       1.08%       1.04%       1.00%
============================================================  ========     ========    ========    ========    ========
Ratio of net investment income to average net assets(e)           6.77%(c)     6.76%       7.36%       7.34%       7.08%
============================================================  ========     ========    ========    ========    ========
Portfolio turnover rate                                             99%         134%        140%        109%        110%
============================================================  ========     ========    ========    ========    ========
Borrowings for the period:
Amount of debt outstanding at end of period (000s omitted)    $     --           --          --          --          --
============================================================  ========     ========    ========    ========    ========
Average amount of debt outstanding during the period (000s
  omitted)(f)                                                 $  4,433           --          --          --          --
============================================================  ========     ========    ========    ========    ========
Average number of shares outstanding during the period (000s
  omitted)(f)                                                   17,470           --          --          --          --
============================================================  ========     ========    ========    ========    ========
Average amount of debt per share during the period            $ 0.2537           --          --          --          --
============================================================  ========     ========    ========    ========    ========

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.05% and 1.04%, for 1994-93, respectively.
(c) Ratios are based on average net assets of $162,149,081.
(d) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 7.32% and 7.04% for 1994-93, respectively.
(f) Averages computed on a daily basis.

                                                                                     CLASS B                           CLASS C
                                                              -----------------------------------------------------    -------
                                                                1997        1996       1995       1994       1993       1997
                                                              --------     -------    -------    -------    -------    -------
Net asset value, beginning of period                          $  9.28      $  9.69    $  8.99    $ 10.04    $ 10.44    $  9.33
------------------------------------------------------------  -------      -------    -------    -------    -------    -------
Income from investment operations:
 Net investment income                                           0.56         0.55       0.63       0.61       0.21       0.24
------------------------------------------------------------  -------      -------    -------    -------    -------    -------
 Net gains (losses) on securities (both realized and
   unrealized)                                                   0.17        (0.41)      0.70      (1.02)     (0.27)      0.10
------------------------------------------------------------  -------      -------    -------    -------    -------    -------
   Total from investment operations                              0.73         0.14       1.33      (0.41)     (0.06)      0.34
------------------------------------------------------------  -------      -------    -------    -------    -------    -------
Less distributions:
 Dividends from net investment income                           (0.53)       (0.51)     (0.59)     (0.50)     (0.20)     (0.22)
------------------------------------------------------------  -------      -------    -------    -------    -------    -------
 Distributions from net realized gains                             --           --         --      (0.04)     (0.14)        --
------------------------------------------------------------  -------      -------    -------    -------    -------    -------
 Return of capital                                              (0.02)       (0.04)     (0.04)     (0.10)        --      (0.01)
------------------------------------------------------------  -------      -------    -------    -------    -------    -------
   Total distributions                                          (0.55)       (0.55)     (0.63)     (0.64)     (0.34)     (0.23)
------------------------------------------------------------  -------      -------    -------    -------    -------    -------
Net asset value, end of period                                $  9.46      $  9.28    $  9.69    $  8.99    $ 10.04    $  9.44
============================================================  =======      =======    =======    =======    =======    =======
Total return(a)                                                  8.16%        1.61%     15.22%     (4.13)%    (0.52)%     3.64%
============================================================  =======      =======    =======    =======    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $89,265      $79,443    $61,300    $23,415    $ 6,160    $ 1,851
============================================================  =======      =======    =======    =======    =======    =======
Ratio of expenses to average net assets (exclusive of
 interest expense)(b)                                            1.76%(c)(d)  1.76%      1.86%      1.82%   1.71%(e)  1.76%(c)(d)(e)
============================================================  =======      =======    =======    =======    =======    =======
Ratio of net investment income to average net assets(f)          6.01%(c)     6.00%      6.58%      6.56%      6.37%(e)  6.01%(c)(e)
============================================================  =======      =======    =======    =======    =======    =======
Portfolio turnover rate                                            99%         134%       140%       109%       110%        99%
============================================================  =======      =======    =======    =======    =======    =======
Borrowings for the period:
Amount of debt outstanding at ended of period (000s omitted)  $    --           --         --         --         --    $    --
============================================================  =======      =======    =======    =======    =======    =======
Average amount of debt outstanding during the period (000s
 omitted)(g)                                                  $ 2,215           --         --         --         --    $    25
============================================================  =======      =======    =======    =======    =======    =======
Average number of shares outstanding during the period (000s
 omitted)(g)                                                    8,726           --         --         --         --         99
============================================================  =======      =======    =======    =======    =======    =======
Average amount of debt per share during the period            $0.2537           --         --         --         --    $0.2537
============================================================  =======      =======    =======    =======    =======    =======


(a) Does not deduct contingent deferred sales charges and are not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.87% and 2.18% (annualized) for 1994-93, respectively.
(c) Ratios are based on average net assets of $81,024,662 and $931,755, respectively for Class B and Class C.
(d) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 6.50% and 5.90% (annualized) for 1994-93, respectively.
(g) Averages computed on a daily basis.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Intermediate Government Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Intermediate Government Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Intermediate Government Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       February 6, 1998

Trustees & Officers

BOARD OF TRUSTEES                             OFFICERS                                OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                        11 Greenway Plaza
Chairman                                      Chairman                                Suite 100
A I M Management Group Inc.                                                           Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                               INVESTMENT ADVISOR
Director
ACE Limited;                                  John J. Arthur                          A I M Advisors, Inc.
Formerly Director, President,                 Senior Vice President and Treasurer     11 Greenway Plaza
and Chief Executive Officer                                                           Suite 100
COMSAT Corporation                            Carol F. Relihan                        Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                  and Secretary                           TRANSFER AGENT
Director
Cortland Trust Inc.                           Gary T. Crum                            A I M Fund Services, Inc.
                                              Senior Vice President                   P.O. Box 4739
Jack Fields                                                                           Houston, TX 77210-4739
Chief Executive Officer                       Dana R. Sutton
Texana Global, Inc.;                          Vice President and Assistant Treasurer  CUSTODIAN
Formerly Member of the
U.S. House of Representatives                 Robert G. Alley                         State Street Bank & Trust Company
                                              Vice President                          225 Franklin Street
Carl Frischling                                                                       Boston, MA 02110
Partner                                       Stuart W. Coco
Kramer, Levin, Naftalis & Frankel             Vice President                          COUNSEL TO THE FUND

Robert H. Graham                              Melville B. Cox                         Ballard Spahr
President and Chief Executive Officer         Vice President                          Andrews & Ingersoll
A I M Management Group Inc.                                                           1735 Market Street
                                              Karen Dunn Kelley                       Philadelphia, PA 19103
John F. Kroeger                               Vice President
Formerly Consultant                                                                   COUNSEL TO THE TRUSTEES
Wendell & Stockel Associates, Inc.            Jonathan C. Schoolar
                                              Vice President                          Kramer, Levin, Naftalis &  Frankel
Lewis F. Pennock                                                                      919 Third Avenue
Attorney                                      P. Michelle Grace                       New York, NY 10022
                                              Assistant Secretary
Ian W. Robinson                                                                       DISTRIBUTOR
Consultant; Formerly Executive                Nancy L. Martin
Vice President and                            Assistant Secretary                     A I M Distributors, Inc.
Chief Financial Officer                                                               11 Greenway Plaza
Bell Atlantic Management                      Ofelia M. Mayo                          Suite 100
Services, Inc.                                Assistant Secretary                     Houston, TX 77046

Louis S. Sklar                                Kathleen J. Pflueger                    AUDITORS
Executive Vice President                      Assistant Secretary
Hines Interests                                                                       KPMG Peat Marwick LLP
Limited Partnership                           Samuel D. Sirko                         700 Louisiana
                                              Assistant Secretary                     Houston, TX 77002

                                              Stephen I. Winer
                                              Assistant Secretary

                                              Mary J. Benson
                                              Assistant Treasurer

REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Intermediate Government Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.63, $0.55, and $0.23 per share, respectively, to shareholders during the Fund's tax year ended
December 31, 1997.

STATE INCOME TAX INFORMATION
Of the total income dividends paid, 18.97% were derived from U.S. Treasury obligations.

                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds -- Registered Trademark --. The exchange privilege may be modified or discontinued for any of the AIM funds.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.



                     --------------------------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

                     --------------------------------------------

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Asian Growth Fund
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM European Development Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF 11 GREENWAY                                 AIM Blue Chip Fund
                    PLAZA APPEARS                                      AIM Global Growth Fund
                        HERE]                                          AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM High Income Municipal Fund
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Fund
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$83 billion in assets for more than 3.7 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of December 31, 1997. The AIM Family of                prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.
